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                                                                    EXHIBIT 99.1

                                  AQUILA, INC.

                             CHIEF EXECUTIVE OFFICER

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard C. Green, Jr., certify that, to my knowledge:

1.
        Aquila, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

2.
        The information in the Report fairly presents, in all material respects, the financial condition and results of operations of Aquila, Inc.

     Dated: April 11, 2003

                                            /s/ RICHARD C. GREEN, JR.
                                ------------------------------------------------
                                             Richard C. Green, Jr.
                                CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                  Aquila, Inc.